Exhibit 99.1

10x Genomics Announces Preliminary Select Fourth Quarter and Full Year 2024 Results
FY 2024 revenue of ~$611 million and Q4 2024 revenue of ~$165 million, representing 9% growth sequentially
PLEASANTON, Calif., January 12, 2025 — 10x Genomics, Inc. (Nasdaq: TXG), a leader in single cell and spatial biology, today announced preliminary, unaudited select results for the fourth quarter and full year ended December 31, 2024.

Preliminary, Unaudited Select Fourth Quarter 2024 Financial Results
•Revenue of approximately $165.0 million for the three months ended December 31, 2024, representing 9% growth sequentially and a 10% decrease as compared to the corresponding prior year period.
•Instruments revenue of approximately $24.4 million, representing 28% growth sequentially and a 37% decrease as compared to the corresponding prior year period. Instruments revenue consists of approximately $10.9 million of Chromium instruments revenue and $13.4 million of Spatial instruments revenue.
•Consumables revenue of approximately $133.5 million, representing 6% growth sequentially and a 5% decrease as compared to the corresponding prior year period. Consumables revenue consists of approximately $97.7 million of Chromium consumables revenue and $35.8 million of Spatial consumables revenue.
•Services revenue of approximately $7.1 million, representing 12% growth sequentially and 35% growth over the corresponding prior year period.
Preliminary, Unaudited Select Full Year 2024 Financial Results
•Revenue of approximately $610.8 million for the year ended December 31, 2024, representing a 1% decrease from the prior year.
•Instruments revenue of approximately $92.7 million, representing a 25% decrease from the prior year. Instruments revenue consists of approximately $35.2 million of Chromium instruments revenue and $57.5 million of Spatial instruments revenue.
•Consumables revenue of approximately $493.4 million, representing 3% growth over the prior year. Consumables revenue consists of approximately $372.3 million of Chromium consumables revenue and $121.1 million of Spatial consumables revenue.
•Services revenue of approximately $24.6 million, representing 57% growth over the prior year.
•Increased cumulative instruments sold to more than 7,000 instruments as of the end of 2024, which includes over 5,800 Chromium instruments, over 800 Visium instruments and over 400 Xenium instruments.
•Cash, cash equivalents and marketable securities of approximately $393 million as of December 31, 2024.
“Our team delivered solid sequential revenue growth over last quarter,” said Serge Saxonov, Co-founder and CEO of 10x Genomics. “We are confident the work we've done throughout 2024 sets us up well for the future and better positions us to deliver on the full promise of single cell and spatial biology.”

J.P. Morgan Healthcare Conference
10x Genomics, Inc. is providing these updates in advance of its participation in the 43rd Annual J.P. Morgan Healthcare Conference, which begins tomorrow. A live webcast of the company’s presentation and question and answer session, which begins at 7:30 a.m. Pacific Time on Monday, January 13, 2025, will be available on the "Investors" section of the company's website at: https://investors.10xgenomics.com/. The webcast will be archived and available for replay for at least 30 days after the event.
Preliminary Select Results Subject to Adjustment
10x Genomics, Inc. has not completed preparation of its consolidated financial statements for the fourth quarter or fiscal year of 2024. The select results presented in this news release for the fourth quarter and year ended December 31, 2024 are preliminary and unaudited and are thus inherently uncertain and subject to change as we complete preparation of our consolidated financial statements for the year ended December 31, 2024. 10x Genomics, Inc. is in the process of completing its customary year-end close and review procedures as of and for the fourth quarter and year ended December 31, 2024, and there can be no assurance that final results for these periods will not differ from these estimates. During the course of the preparation of 10x Genomics, Inc.'s consolidated financial statements and related notes as of and for the year ended December 31, 2024, we or our independent registered public accountants may identify items that could cause final reported results to be materially different from the preliminary unaudited financial estimates presented herein.
About 10x Genomics
10x Genomics is a life science technology company building products to accelerate the mastery of biology and advance human health. Our integrated solutions include instruments, consumables and software for single cell and spatial biology, which help academic and translational researchers and biopharmaceutical companies understand biological systems at a resolution and scale that matches the complexity of biology. Our products are behind breakthroughs in oncology, immunology, neuroscience and more, fueling powerful discoveries that are transforming the world’s understanding of health and disease. To learn more, visit 10xgenomics.com or connect with us on LinkedIn or X (Twitter).

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements included in this press release, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “see,” “estimate,” “predict,” “potential,” “would,” “likely,” “seek” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding 10x Genomics, Inc.’s expected financial results for the fourth quarter and year ended December 31, 2024 and our future opportunities and performance. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information available to management as of the date hereof. Actual outcomes and results could differ materially from these statements due to a number of factors and such statements should not be relied upon as representing 10x Genomics, Inc.’s views as of any date subsequent to the date of this press release. 10x Genomics, Inc. disclaims any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Although 10x Genomics believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results reflected in the forward-looking statements will be achieved or will occur. The material risks and uncertainties that could affect 10x Genomics, Inc.’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this press release include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s most recently-filed 10-K and elsewhere in the documents 10x Genomics, Inc. files with the Securities and Exchange Commission from time to time.
Disclosure Information
10x Genomics uses filings with the Securities and Exchange Commission, its website (www.10xgenomics.com), press releases, public conference calls, public webcasts and its social media accounts as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Contacts
Investors: investors@10xgenomics.com
Media: media@10xgenomics.com
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